UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2018

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Birmingham 59 Purchase and Sale Agreement

On August 28, 2018, Reven Housing REIT, Inc. (the “Company”) entered into a Single Family Homes Real Estate Purchase and Sale Agreement (the “Agreement”) with Prominence Homes LLC, an Alabama limited liability company ( “Seller”), to purchase a portfolio of up to 59 single-family homes located in the Birmingham, Alabama metropolitan area from the Seller. The Seller is unaffiliated with the Company.

The Agreement provides for a deposit of $102,704 and a total contract purchase price for the 59 properties of $10,270,400, subject to certain adjustments.

The Birmingham 59 homes are currently under construction and the Company intends to purchase the homes in batches as they are completed and leased. From time to time during the 150 day period following the date of the Agreement, Seller shall notify the Company of the completion of groups of homes, comprising not less than 15 homes per group. For a 30-day period commencing on the Company’s receipt of the completion notice, executed lease agreement for each home and certain due diligence information (the “Due Diligence Period”), the Company may conduct inspections to determine whether the properties are suitable for the Company’s purposes, in the Company’s sole discretion.

The Agreement provides that the 59 homes will be acquired at multiple closings on or before the 150th day following the date of the Agreement. The Company’s purchase of the 59 single-family homes is subject the Company’s due diligence review of the properties. There can be no assurance that the Company will consummate the acquisition.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report:

Exhibit 10.1	Single Family Homes Real Estate Purchase and Sale Agreement (Birmingham 59) dated August 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: August 30, 2018	/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer